UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Appointment of Principal Officers

On June 6, 2017, Odyssey Marine Exploration Inc. appointed Jay A. Nudi as its Chief Financial Officer. Mr. Nudi was named Interim Chief Financial Officer on June 8, 2016, as part of the company’s restructuring. Over the past year, he has assumed the additional duties of Chief Financial Officer with a smooth and successful transition of responsibilities.

Mr. Nudi has served as Odyssey’s Principal Accounting Officer since January 2006 and Treasurer since June 2010. Mr. Nudi is a certified public accountant, joined Odyssey in May 2005 as Corporate Controller, and has over 30 years of accounting and management experience. Mr. Nudi received a B.S. degree in Accounting from Pennsylvania State University in 1985.

Item 5.07	Submission of Matters to a Vote of Security Holders.

General

Odyssey Marine Exploration, Inc. (“Odyssey”) held an annual meeting of stockholders on June 6, 2017, for the purpose of considering and acting upon the following matters:

•	to elect six directors of the Corporation to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified (the “Election Proposal”);

•	to hold a non-binding advisory vote to approve named executive officer compensation (the “Compensation Proposal”);

•	to hold a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation (the “Frequency Proposal”);

•	to ratify the appointment of Ferlita, Walsh, Gonzalez & Rodriguez, P.A. as our independent registered public accounting firm (the “Ratification Proposal”); and

•	to transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

No other business came before the meeting.

Voting Results

Election Proposal

With respect to the Election Proposal, the six individuals named below were elected to serve as directors in accordance with the following vote:

Nominee	For	Withheld
John C. Abbott	3,323,401	209,559
Mark D. Gordon	3,409,057	123,903
Mark B. Justh	3,482,445	50,515
James S. Pignatelli	3,481,651	51,309
Jon D. Sawyer	3,448,713	84,247
Gregory P. Stemm	3,372,906	160,054

Compensation Proposal

With respect to the Compensation Proposal, the results of the vote were as follows:

For	Against	Abstain
3,376,599	148,021	8,340

Frequency Proposal

With respect to the Frequency Proposal, the results of the vote were as follows:

Year	Votes
One year	3,021,918
Two years	56,951
Three years	172,623
Abstain	281,468

Ratification Proposal

With respect to the Ratification Proposal, the results of the vote were as follows:

For	Against	Abstain
6,410,717	152,969	26,138

Broker Non-Votes

There were 3,056,864 broker non-votes with respect to the Election Proposal, the Compensation Proposal, and the Frequency Proposal. Broker non-votes were not relevant to the Ratification Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: June 8, 2017	By:	/s/ Mark D. Gordon
Mark D. Gordon
President and Chief Executive Officer